Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The Company revised the income statement reporting of card fees on lending products in the first quarter of 2012, increasing Net card fees and reducing Interest on loans. Corresponding amounts in prior periods have been reclassified to conform to the current period presentation. This change does not impact Total revenues net of interest expense in the income statement, or the Net interest yield on cardmember loans, a non-GAAP measure.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,482	$4,278	5%	$8,739	$8,180	7%
Net card fees	615	613	-	1,225	1,214	1
Travel commissions and fees	521	523	-	972	977	(1)
Other commissions and fees	575	584	(2)	1,158	1,113	4
Other	651	537	21	1,231	1,012	22
Total non-interest revenues	6,844	6,535	5	13,325	12,496	7
Interest income
Interest on loans	1,582	1,543	3	3,193	3,098	3
Interest and dividends on investment securities	67	99	(32)	133	187	(29)
Deposits with banks and other	22	18	22	52	38	37
Total interest income	1,671	1,660	1	3,378	3,323	2
Interest expense
Deposits	115	131	(12)	244	268	(9)
Short-term borrowings	6	1	#	11	1	#
Long-term debt and other	429	445	(4)	869	901	(4)
Total interest expense	550	577	(5)	1,124	1,170	(4)
Net interest income	1,121	1,083	4	2,254	2,153	5
Total revenues net of interest expense	7,965	7,618	5	15,579	14,649	6
Provisions for losses
Charge card	163	161	1	341	359	(5)
Cardmember loans	277	176	57	489	56	#
Other	21	20	5	43	39	10
Total provisions for losses	461	357	29	873	454	92
Total revenues net of interest expense after provisions for losses	7,504	7,261	3	14,706	14,195	4

Expenses
Marketing and promotion	773	795	(3)	1,404	1,504	(7)
Cardmember rewards	1,462	1,613	(9)	2,929	3,190	(8)
Cardmember services	180	173	4	401	337	19
Salaries and employee benefits	1,536	1,595	(4)	3,171	3,117	2
Professional services	711	745	(5)	1,402	1,408	-
Occupancy and equipment	446	391	14	884	785	13
Communications	95	92	3	191	187	2
Other, net	422	92	#	672	170	#
Total	5,625	5,496	2	11,054	10,698	3
Pretax income from continuing operations	1,879	1,765	6	3,652	3,497	4
Income tax provision	540	470	15	1,057	1,025	3
Income from continuing operations	1,339	1,295	3	2,595	2,472	5
Income from discontinued operations, net of tax	-	36	#	-	36	#
Net income	$1,339	$1,331	1	$2,595	$2,508	3
Income from continuing operations attributable to common shareholders (A)	$1,325	$1,280	4	$2,567	$2,442	5
Net income attributable to common shareholders (A)	$1,325	$1,316	1	$2,567	$2,478	4

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards of $14 million and $15 million for the three months ended June 30, 2012 and 2011, respectively, and $28 million and $30 million for the six months ended June 30, 2012 and 2011, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	June 30,	December 31,
	2012	2011

Assets
Cash & cash equivalents	$22	$25
Accounts receivable	44	44
Investment securities	6	7
Loans	60	61
Other assets	16	16
Total assets	$148	$153

Liabilities and Shareholders' Equity
Customer deposits	$36	$38
Short-term borrowings	4	4
Long-term debt	56	60
Other liabilities	33	32
Total liabilities	129	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$148	$153

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2012	2011	Inc/(Dec)	2012	2011	Inc/(Dec)
Total revenues net of interest expense
U.S. Card Services	$4,037	$3,759	7%	$7,921	$7,336	8%
International Card Services	1,297	1,351	(4)	2,596	2,559	1
Global Commercial Services	1,221	1,191	3	2,378	2,312	3
Global Network & Merchant Services	1,323	1,239	7	2,571	2,376	8
	7,878	7,540	4	15,466	14,583	6
Corporate & Other	87	78	12	113	66	71

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,965	$7,618	5	$15,579	$14,649	6

Pretax income (loss) from continuing operations
U.S. Card Services	$1,149	$900	28	$2,329	$1,810	29
International Card Services	146	196	(26)	342	436	(22)
Global Commercial Services	299	265	13	543	530	2
Global Network & Merchant Services	562	487	15	1,101	963	14
	2,156	1,848	17	4,315	3,739	15
Corporate & Other	(277)	(83)	#	(663)	(242)	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,879	$1,765	6	$3,652	$3,497	4

Net income (loss)
U.S. Card Services	$718	$665	8	$1,470	$1,220	20
International Card Services	178	161	11	375	350	7
Global Commercial Services	219	177	24	396	361	10
Global Network & Merchant Services	372	324	15	729	637	14
	1,487	1,327	12	2,970	2,568	16
Corporate & Other	(148)	(32)	#	(375)	(96)	#
Income from continuing operations	1,339	1,295	3	2,595	2,472	5
Income from discontinued operations, net of tax	-	36	#	-	36	#
NET INCOME	$1,339	$1,331	1	$2,595	$2,508	3

# - Denotes a variance of more than 100%.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2012	2011	Inc/(Dec)		2012	2011	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.16	$1.08	7%		$2.23	$2.05	9%
Income from discontinued operations	-	0.03	#		-	0.03	#
Net income attributable to common shareholders	$1.16	$1.11	5%		$2.23	$2.08	7%

Average common shares outstanding (millions)	1,145	1,190	(4)%		1,151	1,190	(3)%

DILUTED
Income from continuing operations attributable to common shareholders	$1.15	$1.07	7%		$2.22	$2.04	9%
Income from discontinued operations	-	0.03	#		-	0.03	#
Net income attributable to common shareholders	$1.15	$1.10	5%		$2.22	$2.07	7%

Average common shares outstanding (millions)	1,152	1,197	(4)%		1,158	1,197	(3)%

Cash dividends declared per common share	$0.20	$0.18	11%		$0.40	$0.36	11%

Selected Statistical Information

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2012	2011	Inc/(Dec)		2012	2011	Inc/(Dec)

Return on average equity (A)	26.6%	28.2%			26.6%	28.2%
Return on average common equity (A)	26.3%	27.9%			26.3%	27.9%
Return on average tangible common equity (A)	34.1%	36.1%			34.1%	36.1%
Common shares outstanding (millions)	1,139	1,193	(5	) %	1,139	1,193	(5	) %
Book value per common share	$16.92	$15.26	11%		$16.92	$15.26	11%
Shareholders' equity (billions)	$19.3	$18.2	6%		$19.3	$18.2	6%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended June 30,		Percentage
	2012	2011	Inc/(Dec)
Card billed business (billions) (A):
United States	$148.7	$136.8	9%
Outside the United States	72.9	70.8	3
Total	$221.6	$207.6	7
Total cards-in-force (B):
United States	51.2	49.8	3%
Outside the United States	48.9	44.2	11
Total	100.1	94.0	6
Basic cards-in-force (B):
United States	39.8	38.7	3%
Outside the United States	39.2	35.3	11
Total	79.0	74.0	7

Average discount rate (C)	2.54%	2.54%
Average basic cardmember spending (dollars) (D)	$3,948	$3,767	5%
Average fee per card (dollars) (D)	$39	$39	-%
Average fee per card adjusted (dollars) (D)	$43	$43	-%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $64 million and $56 million for the quarter ended June 30, 2012 and 2011, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$41.5	$40.1	3%
Loss reserves (millions):
Beginning balance	$424	$421	1%
Provisions (A)	134	119	13
Other additions (B)	29	42	(31)
Net write-offs (C)	(164)	(128)	28
Other deductions (D)	(31)	(39)	(21)
Ending balance	$392	$415	(6)
% of receivables	0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	2.0%	1.5%
Net write-off rate (principal and fees) - USCS (E)	2.2%	1.7%
30 days past due as a % of total - USCS	1.7%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.09%
90 days past billing as a % of total - ICS/GCS	0.7%	0.8%

Worldwide cardmember loans:
Total loans	$61.0	$58.7	4%
30 days past due loans as a % of total	1.3%	1.6%
Loss reserves (millions):
Beginning balance	$1,680	$2,921	(42)%
Provisions (A)	253	146	73
Other additions (B)	24	30	(20)
Net write-offs - principal (C)	(329)	(457)	(28)
Net write-offs - interest and fees (C)	(41)	(54)	(24)
Other deductions (D)	(40)	(26)	54
Ending balance	$1,547	$2,560	(40)
Ending reserves - principal	$1,492	$2,488	(40)
Ending reserves - interest and fees	$55	$72	(23)
% of loans	2.5%	4.4%
% of past due	202%	273%
Average loans	$60.6	$58.5	4%
Net write-off rate (principal only) (E)	2.2%	3.1%
Net write-off rate (principal, interest and fees) (E)	2.4%	3.5%
Net interest income divided by average loans (F)	7.4%	7.4%
Net interest yield on cardmember loans (F)	9.0%	9.0%

# - Denotes a variance of more than 100%.

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(30) million and $(41) million for the three months ended June 30, 2012 and 2011, respectively; foreign currency translation adjustments of $(5) million and $2 million for the three months ended June 30, 2012 and 2011, respectively; and other adjustments of $4 million and nil for the three months ended June 30, 2012 and 2011, respectively. For cardmember loans, includes net write-offs for unauthorized transactions of $(25) million and $(28) million for the three months ended June 30, 2012 and 2011, respectively; foreign currency translation adjustments of $(11) million and $2 million for the three months ended June 30, 2012 and 2011, respectively; and other adjustments of $(4) million and nil for the three months ended June 30, 2012 and 2011, respectively.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Revenues
Non-interest revenues
Discount revenue	$4,482	$4,257	$4,336	$4,218	$4,278
Net card fees	615	610	612	622	613
Travel commissions and fees	521	451	514	480	523
Other commissions and fees	575	583	552	604	584
Other	651	580	618	534	537
Total non-interest revenues	6,844	6,481	6,632	6,458	6,535
Interest income
Interest on loans	1,582	1,611	1,587	1,587	1,543
Interest and dividends on investment securities	67	66	72	68	99
Deposits with banks and other	22	30	26	33	18
Total interest income	1,671	1,707	1,685	1,688	1,660
Interest expense
Deposits	115	129	133	127	131
Short-term borrowings	6	5	5	5	1
Long-term debt and other	429	440	437	443	445
Total interest expense	550	574	575	575	577
Net interest income	1,121	1,133	1,110	1,113	1,083
Total revenues net of interest expense	7,965	7,614	7,742	7,571	7,618
Provisions for losses
Charge card	163	178	237	174	161
Cardmember loans	277	212	149	48	176
Other	21	22	23	27	20
Total provisions for losses	461	412	409	249	357
Total revenues net of interest expense after provisions for losses	7,504	7,202	7,333	7,322	7,261

Expenses
Marketing and promotion	773	631	735	757	795
Cardmember rewards	1,462	1,467	1,463	1,565	1,613
Cardmember services	180	221	190	189	173
Salaries and employee benefits	1,536	1,635	1,537	1,598	1,595
Professional services	711	691	853	690	745
Occupancy and equipment	446	438	467	433	391
Communications	95	96	98	93	92
Other, net	422	250	242	286	92
Total	5,625	5,429	5,585	5,611	5,496
Pretax income from continuing operations	1,879	1,773	1,748	1,711	1,765
Income tax provision	540	517	556	476	470
Income from continuing operations	1,339	1,256	1,192	1,235	1,295
Income from discontinued operations, net of tax	-	-	-	-	36
Net income	$1,339	$1,256	$1,192	$1,235	$1,331
Income from continuing operations attributable to common shareholders (A)	$1,325	$1,242	$1,178	$1,220	$1,280
Net income attributable to common shareholders (A)	$1,325	$1,242	$1,178	$1,220	$1,316

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards of $14 million for the quarter ended June 30, 2012, $14 million for the quarter ended March 31, 2012, $14 million for the quarter ended December 31, 2011, $15 million for the quarter ended September 30, 2011 and $15 million for the quarter ended June 30, 2011.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Total revenues net of interest expense
U.S. Card Services	$4,037	$3,884	$3,897	$3,838	$3,759
International Card Services	1,297	1,299	1,333	1,347	1,351
Global Commercial Services	1,221	1,157	1,183	1,130	1,191
Global Network & Merchant Services	1,323	1,248	1,316	1,250	1,239
	7,878	7,588	7,729	7,565	7,540
Corporate & Other	87	26	13	6	78

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,965	$7,614	$7,742	$7,571	$7,618

Pretax income (loss) from continuing operations
U.S. Card Services	$1,149	$1,180	$1,168	$1,151	$900
International Card Services	146	196	137	189	196
Global Commercial Services	299	244	276	269	265
Global Network & Merchant Services	562	539	502	514	487
	2,156	2,159	2,083	2,123	1,848
Corporate & Other	(277)	(386)	(335)	(412)	(83)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,879	$1,773	$1,748	$1,711	$1,765

Net income (loss)
U.S. Card Services	$718	$752	$727	$733	$665
International Card Services	178	197	152	221	161
Global Commercial Services	219	177	180	197	177
Global Network & Merchant Services	372	357	324	332	324
	1,487	1,483	1,383	1,483	1,327
Corporate & Other	(148)	(227)	(191)	(248)	(32)
Income from continuing operations	1,339	1,256	1,192	1,235	1,295
Income from discontinued operations, net of tax	-	-	-	-	36

NET INCOME	$1,339	$1,256	$1,192	$1,235	$1,331

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.16	$1.07	$1.02	$1.04	$1.08
Income from discontinued operations	-	-	-	-	0.03
Net income attributable to common shareholders	$1.16	$1.07	$1.02	$1.04	$1.11

Average common shares outstanding (millions)	1,145	1,160	1,157	1,175	1,190

DILUTED
Income from continuing operations attributable to common shareholders	$1.15	$1.07	$1.01	$1.03	$1.07
Income from discontinued operations	-	-	-	-	0.03
Net income attributable to common shareholders	$1.15	$1.07	$1.01	$1.03	$1.10

Average common shares outstanding (millions)	1,152	1,166	1,163	1,181	1,197

Cash dividends declared per common share	$0.20	$0.20	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Return on average equity (A)	26.6%	27.1%	27.7%	27.8%	28.2%
Return on average common equity (A)	26.3%	26.8%	27.3%	27.5%	27.9%
Return on average tangible common equity (A)	34.1%	35.0%	35.8%	35.7%	36.1%
Common shares outstanding (millions)	1,139	1,166	1,164	1,169	1,193
Book value per common share	$16.92	$17.08	$16.15	$15.49	$15.26
Shareholders' equity (billions)	$19.3	$19.9	$18.8	$18.1	$18.2

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Card billed business (billions) (A):
United States	$148.7	$139.6	$145.5	$136.4	$136.8
Outside the United States	72.9	71.6	73.5	71.3	70.8
Total	$221.6	$211.2	$219.0	$207.7	$207.6
Total cards-in-force (B):
United States	51.2	50.9	50.6	50.2	49.8
Outside the United States	48.9	47.8	46.8	45.6	44.2
Total	100.1	98.7	97.4	95.8	94.0
Basic cards-in-force (B):
United States	39.8	39.6	39.3	38.9	38.7
Outside the United States	39.2	38.2	37.4	36.4	35.3
Total	79.0	77.8	76.7	75.3	74.0

Average discount rate (C)	2.54%	2.53%	2.51%	2.54%	2.54%
Average basic cardmember spending (dollars) (D)	$3,948	$3,772	$3,933	$3,739	$3,767
Average fee per card (dollars) (D)	$39	$38	$39	$40	$39
Average fee per card adjusted (dollars) (D)	$43	$42	$42	$43	$43

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary card-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods were $64 million for the quarter ended June 30, 2012, $65 million for the quarter ended March 31, 2012, $57 million for the quarter ended December 31, 2011, $52 million for the quarter ended September 30, 2011 and $56 million for the quarter ended June 30, 2011. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Worldwide cardmember receivables:
Total receivables	$41.5	$41.5	$40.9	$39.8	$40.1
Loss reserves (millions):
Beginning balance	$424	$438	$388	$415	$421
Provisions (A)	134	149	199	125	119
Other additions (B)	29	29	38	49	42
Net write-offs (C)	(164)	(182)	(154)	(146)	(128)
Other deductions (D)	(31)	(10)	(33)	(55)	(39)
Ending balance	$392	$424	$438	$388	$415
% of receivables	0.9%	1.0%	1.1%	1.0%	1.0%
Net write-off rate (principal only) - USCS (E)	2.0%	2.3%	1.9%	1.8%	1.5%
Net write-off rate (principal and fees) - USCS (E)	2.2%	2.5%	2.0%	1.9%	1.7%
30 days past due as a % of total - USCS	1.7%	1.9%	1.9%	2.0%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.11%	0.10%	0.10%	0.09%
90 days past billing as a % of total - ICS/GCS	0.7%	0.7%	0.9%	0.8%	0.8%

Worldwide cardmember loans:
Total loans	$61.0	$60.1	$62.6	$58.2	$58.7
30 days past due loans as a % of total	1.3%	1.4%	1.5%	1.5%	1.6%
Loss reserves (millions):
Beginning balance	$1,680	$1,874	$2,139	$2,560	$2,921
Provisions (A)	253	185	122	16	146
Other additions (B)	24	27	27	32	30
Net write-offs - principal (C)	(329)	(349)	(345)	(383)	(457)
Net write-offs - interest and fees (C)	(41)	(44)	(42)	(44)	(54)
Other deductions (D)	(40)	(13)	(27)	(42)	(26)
Ending balance	$1,547	$1,680	$1,874	$2,139	$2,560
Ending reserves - principal	$1,492	$1,622	$1,818	$2,080	$2,488
Ending reserves - interest and fees	$55	$58	$56	$59	$72
% of loans	2.5%	2.8%	3.0%	3.7%	4.4%
% of past due	202%	201%	206%	238%	273%
Average loans	$60.6	$60.7	$59.9	$58.9	$58.5
Net write-off rate (principal only) (E)	2.2%	2.3%	2.3%	2.6%	3.1%
Net write-off rate (principal, interest and fees) (E)	2.4%	2.6%	2.6%	2.9%	3.5%
Net interest income divided by average loans (F)	7.4%	7.5%	7.4%	7.5%	7.4%
Net interest yield on cardmember loans (F)	9.0%	9.2%	8.9%	9.1%	9.0%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions)  interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs for unauthorized transactions of $(30) million for the three months ended June 30, 2012, $(33) million for the three months ended March 31, 2012, $(38) million for the three months ended December 31, 2011, $(46) million for the three months ended September 30, 2011 and $(41) million for the three months ended June 30, 2011; foreign currency translation adjustments of $(5) million for the three months ended June 30, 2012, $3 million for the three months ended March 31, 2012, $(3) million for the three months ended December 31, 2011, $(5) million for the three months September 30, 2011 and $2 million for the three months ended June 30, 2011; reclassified cardmember bankruptcy reserves of $18 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $4 million for the three months ended June 30, 2012, $2 million for the three months ended March 31, 2012, $8 million for the three months ended December 31, 2011, $(4) million for the three months ended September 30, 2011 and nil for the three months ended June 30, 2011. For cardmember loans, includes net write-offs for unauthorized transactions of $(25) million for the three months ended June 30, 2012, $(28) million for the three months ended March 31, 2012, $(27) million for the three months ended December 31, 2011, $(29) million for the three months ended September 30, 2011 and $(28) million for the three months ended June 30, 2011; foreign currency translation adjustments of $(11) million for the three months ended June 30, 2012, $10 million for the three months ended March 31, 2012, $(1) million for the three months ended December 31, 2011, $(14) million for the three months ended September 30, 2011 and $2 million for the three months ended June 30, 2011; reclassified cardmember bankruptcy reserves of $4 million for the three months ended March 31, 2012, only (cardmember bankruptcy reserves were classified as other liabilities in prior periods); and other adjustments of $(4) million for the three months ended June 30, 2012, $1 million for the three months ended March 31, 2012, $1 million for the three months ended December 31, 2011, $1 million for the three months ended September 30, 2011 and nil for the three months ended June 30, 2011.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmenber loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,925	$2,734	7%
Interest income	1,302	1,225	6
Interest expense	190	200	(5)
Net interest income	1,112	1,025	8
Total revenues net of interest expense	4,037	3,759	7
Provisions for losses	312	228	37
Total revenues net of interest expense after provisions for losses	3,725	3,531	5
Expenses
Marketing, promotion, rewards and cardmember services	1,566	1,689	(7)
Salaries and employee benefits and other operating expenses	1,010	942	7
Total	2,576	2,631	(2)
Pretax segment income	1,149	900	28
Income tax provision	431	235	83
Segment income	$718	$665	8

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended June 30,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$116.0	$106.8	9%
Total cards-in-force (millions)	41.5	40.4	3%
Basic cards-in-force (millions)	30.8	30.1	2%
Average basic cardmember spending (dollars)	$3,776	$3,567	6%

U.S. Consumer Travel:
Travel sales (millions)	$1,123	$1,000	12%
Travel commissions and fees/sales	7.7%	8.4%

Total segment assets	$95.5	$85.8	11%
Segment capital (millions) (A)	$9,027	$8,155	11%
Return on average segment capital (B)	33.6%	34.4%
Return on average tangible segment capital (B)	35.3%	36.6%

Cardmember receivables:
Total receivables	$19.6	$19.2	2%
30 days past due as a % of total	1.7%	1.7%
Average receivables	$19.8	$18.4	8%
Net write-off rate (principal only) (C)	2.0%	1.5%
Net write-off rate (principal and fees) (C)	2.2%	1.7%

Cardmember loans:
Total loans	$52.5	$49.9	5%
30 days past due loans as a % of total	1.2%	1.5%
Average loans	$52.1	$49.7	5%
Net write-off rate (principal only) (C)	2.2%	3.2%
Net write-off rate (principal, interest and fees) (C)	2.4%	3.5%
Net interest income divided by average loans (D)	8.6%	8.3%
Net interest yield on cardmember loans (D)	9.0%	8.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Revenues
Discount revenue, net card fees and other	$2,925	$2,754	$2,796	$2,752	$2,734
Interest income	1,302	1,314	1,304	1,287	1,225
Interest expense	190	184	203	201	200
Net interest income	1,112	1,130	1,101	1,086	1,025
Total revenues net of interest expense	4,037	3,884	3,897	3,838	3,759
Provisions for losses	312	301	269	143	228
Total revenues net of interest expense after provisions for losses	3,725	3,583	3,628	3,695	3,531
Expenses
Marketing, promotion, rewards and cardmember services	1,566	1,472	1,540	1,646	1,689
Salaries and employee benefits and other operating expenses	1,010	931	920	898	942
Total	2,576	2,403	2,460	2,544	2,631
Pretax segment income	1,149	1,180	1,168	1,151	900
Income tax provision	431	428	441	418	235
Segment income	$718	$752	$727	$733	$665

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Card billed business	$116.0	$107.7	$114.6	$106.8	$106.8
Total cards-in-force (millions)	41.5	41.2	40.9	40.7	40.4
Basic cards-in-force (millions)	30.8	30.6	30.4	30.2	30.1
Average basic cardmember spending (dollars)	$3,776	$3,529	$3,779	$3,542	$3,567

U.S. Consumer Travel:
Travel sales	$1.1	$1.0	$0.8	$0.9	$1.0
Travel commissions and fees/sales	7.7%	7.4%	8.3%	8.5%	8.4%

Total segment assets	$95.5	$90.7	$97.8	$87.9	$85.8
Segment capital (A)	$9.0	$9.3	$8.8	$8.2	$8.2
Return on average segment capital (B)	33.6%	33.8%	33.0%	34.2%	34.4%
Return on average tangible segment capital (B)	35.3%	35.5%	34.8%	36.2%	36.6%

Cardmember receivables:
Total receivables	$19.6	$19.3	$20.6	$19.0	$19.2
30 days past due as a % of total	1.7%	1.9%	1.9%	2.0%	1.7%
Average receivables	$19.8	$19.6	$19.7	$19.1	$18.4
Net write-off rate (principal only) (C)	2.0%	2.3%	1.9%	1.8%	1.5%
Net write-off rate (principal and fees) (C)	2.2%	2.5%	2.0%	1.9%	1.7%

Cardmember loans:
Total loans	$52.5	$51.4	$53.7	$49.9	$49.9
30 days past due loans as a % of total	1.2%	1.3%	1.4%	1.5%	1.5%
Average loans	$52.1	$51.9	$51.4	$50.2	$49.7
Net write-off rate (principal only) (C)	2.2%	2.3%	2.3%	2.6%	3.2%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.6%	2.5%	2.9%	3.5%
Net interest income divided by average loans (D)	8.6%	8.8%	8.5%	8.6%	8.3%
Net interest yield on cardmember loans (D)	9.0%	9.1%	8.9%	9.0%	8.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,119	$1,142	(2)%
Interest income	276	317	(13)
Interest expense	98	108	(9)
Net interest income	178	209	(15)
Total revenues net of interest expense	1,297	1,351	(4)
Provisions for losses	94	78	21
Total revenues net of interest expense after provisions for losses	1,203	1,273	(5)
Expenses
Marketing, promotion, rewards and cardmember services	475	493	(4)
Salaries and employee benefits and other operating expenses	582	584	-
Total	1,057	1,077	(2)
Pretax segment income	146	196	(26)
Income tax (benefit)/provision	(32)	35	#
Segment income	$178	$161	11

# - Denotes a variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information
(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$31.5	$31.5	-%
Total cards-in-force (millions)	15.5	15.1	3%
Basic cards-in-force (millions)	10.6	10.4	2%
Average basic cardmember spending (dollars)	$2,985	$3,032	(2)%

International Consumer Travel:
Travel sales (millions)	$336	$328	2%
Travel commissions and fees/sales	7.1%	7.6%

Total segment assets	$29.3	$28.2	4%
Segment capital (millions) (A)	$2,847	$3,041	(6)%
Return on average segment capital (B)	25.5%	24.1%
Return on average tangible segment capital (B)	51.1%	40.1%

Cardmember receivables:
Total receivables	$6.8	$6.9	(1)%
90 days past billing as a % of total	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.16%	0.15%

Cardmember loans:
Total loans	$8.4	$8.8	(5)%
30 days past due loans as a % of total	1.7%	2.1%
Average loans	$8.5	$8.8	(3)%
Net write-off rate (principal only) (C)	2.0%	2.9%
Net write-off rate (principal, interest and fees) (C)	2.6%	3.6%
Net interest income divided by average loans (D)	8.4%	9.5%
Net interest yield on cardmember loans (D)	9.5%	10.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Revenues
Discount revenue, net card fees and other	$1,119	$1,106	$1,155	$1,156	$1,142
Interest income	276	293	282	299	317
Interest expense	98	100	104	108	108
Net interest income	178	193	178	191	209
Total revenues net of interest expense	1,297	1,299	1,333	1,347	1,351
Provisions for losses	94	54	84	101	78
Total revenues net of interest expense after provisions for losses	1,203	1,245	1,249	1,246	1,273
Expenses
Marketing, promotion, rewards and cardmember services	475	461	497	460	493
Salaries and employee benefits and other operating expenses	582	588	615	597	584
Total	1,057	1,049	1,112	1,057	1,077
Pretax segment income	146	196	137	189	196
Income tax (benefit)/provision	(32)	(1)	(15)	(32)	35
Segment income	$178	$197	$152	$221	$161

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Card billed business	$31.5	$30.7	$32.8	$31.6	$31.5
Total cards-in-force (millions)	15.5	15.4	15.3	15.2	15.1
Basic cards-in-force (millions)	10.6	10.5	10.5	10.4	10.4
Average basic cardmember spending (dollars)	$2,985	$2,927	$3,137	$3,032	$3,032

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.1%	7.2%	8.4%	7.5%	7.6%

Total segment assets	$29.3	$30.9	$29.1	$27.8	$28.2
Segment capital (A)	$2.8	$3.0	$2.8	$2.9	$3.0
Return on average segment capital (B)	25.5%	24.7%	25.8%	25.3%	24.1%
Return on average tangible segment capital (B)	51.1%	50.0%	49.8%	45.5%	40.1%

Cardmember receivables:
Total receivables	$6.8	$6.7	$7.2	$6.7	$6.9
90 days past billing as a % of total	1.0%	1.0%	0.9%	0.9%	1.0%
Net loss ratio (as a % of charge volume)	0.16%	0.15%	0.15%	0.16%	0.15%

Cardmember loans:
Total loans	$8.4	$8.6	$8.9	$8.3	$8.8
30 days past due loans as a % of total	1.7%	1.8%	1.7%	1.9%	2.1%
Average loans	$8.5	$8.8	$8.5	$8.7	$8.8
Net write-off rate (principal only) (C)	2.0%	2.1%	2.2%	2.5%	2.9%
Net write-off rate (principal, interest and fees) (C)	2.6%	2.7%	2.8%	3.1%	3.6%
Net interest income divided by average loans (D)	8.4%	8.8%	8.3%	8.7%	9.5%
Net interest yield on cardmember loans (D)	9.5%	9.8%	9.2%	9.9%	10.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,284	$1,259	2%
Interest income	2	2	-
Interest expense	65	70	(7)
Net interest expense	(63)	(68)	(7)
Total revenues net of interest expense	1,221	1,191	3
Provisions for losses	36	35	3
Total revenues net of interest expense after provisions for losses	1,185	1,156	3
Expenses
Marketing, promotion, rewards and cardmember services	138	138	-
Salaries and employee benefits and other operating expenses	748	753	(1)
Total	886	891	(1)
Pretax segment income	299	265	13
Income tax provision	80	88	(9)
Segment income	$219	$177	24

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)
Card billed business	$42.3	$39.3	8%
Total cards-in-force (millions)	7.0	7.1	(1)%
Basic cards-in-force (millions)	7.0	7.1	(1)%
Average basic cardmember spending (dollars)	$6,042	$5,533	9%

Global Corporate Travel:
Travel sales	$5.1	$5.3	(4)%
Travel commissions and fees/sales	8.1%	7.8%

Total segment assets	$20.0	$20.3	(1)%
Segment capital (millions) (A)	$3,616	$3,794	(5)%
Return on average segment capital (B)	21.1%	16.9%
Return on average tangible segment capital (B)	42.3%	35.4%

Cardmember receivables:
Total receivables	$15.0	$13.8	9%
90 days past billing as a % of total	0.6%	0.7%
Net loss ratio (as a % of charge volume)	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Revenues
Discount revenue, net card fees and other	$1,284	$1,216	$1,249	$1,195	$1,259
Interest income	2	3	2	3	2
Interest expense	65	62	68	68	70
Net interest expense	(63)	(59)	(66)	(65)	(68)
Total revenues net of interest expense	1,221	1,157	1,183	1,130	1,191
Provisions for losses	36	35	35	(17)	35
Total revenues net of interest expense after provisions for losses	1,185	1,122	1,148	1,147	1,156
Expenses
Marketing, promotion, rewards and cardmember services	138	154	127	157	138
Salaries and employee benefits and other operating expenses	748	724	745	721	753
Total	886	878	872	878	891
Pretax segment income	299	244	276	269	265
Income tax provision	80	67	96	72	88
Segment income	$219	$177	$180	$197	$177

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Card billed business	$42.3	$41.4	$39.6	$38.7	$39.3
Total cards-in-force (millions)	7.0	7.0	7.0	7.0	7.1
Basic cards-in-force (millions)	7.0	7.0	7.0	7.0	7.1
Average basic cardmember spending (dollars)	$6,042	$5,920	$5,661	$5,520	$5,533

Global Corporate Travel:
Travel sales	$5.1	$4.8	$4.7	$4.8	$5.3
Travel commissions and fees/sales	8.1%	7.2%	8.8%	7.8%	7.8%

Total segment assets	$20.0	$21.9	$18.8	$20.3	$20.3
Segment capital (A)	$3.6	$3.8	$3.6	$3.5	$3.8
Return on average segment capital (B)	21.1%	20.0%	20.4%	18.2%	16.9%
Return on average tangible segment capital (B)	42.3%	40.6%	42.1%	37.7%	35.4%

Cardmember receivables:
Total receivables	$15.0	$15.3	$12.8	$13.9	$13.8
90 days past billing as a % of total	0.6%	0.6%	0.8%	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.06%	0.08%	0.06%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,259	$1,183	6%
Interest income	5	1	#
Interest expense	(59)	(55)	7
Net interest income	64	56	14
Total revenues net of interest expense	1,323	1,239	7
Provisions for losses	17	13	31
Total revenues net of interest expense after provisions for losses	1,306	1,226	7
Expenses
Marketing, promotion, rewards and cardmember services	200	213	(6)
Salaries and employee benefits and other operating expenses	544	526	3
Total	744	739	1
Pretax segment income	562	487	15
Income tax provision	190	163	17
Segment income	$372	$324	15

# - Denotes a variance of more than 100%.

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	June 30,		Percentage
	2012	2011	Inc/(Dec)
Global Card billed business (A)	$221.6	$207.6	7%

Global Network & Merchant Services:
Total segment assets	$19.8	$16.7	19%
Segment capital (millions) (B)	$2,171	$1,955	11%
Return on average segment capital (C)	67.4%	61.5%
Return on average tangible segment capital (C)	74.9%	66.5%

Global Network Services:
Card billed business	$31.3	$29.3	7%
Total cards-in-force (millions)	36.1	31.4	15%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
Revenues
Discount revenue, fees and other	$1,259	$1,186	$1,254	$1,188	$1,183
Interest income	5	4	1	2	1
Interest expense	(59)	(58)	(61)	(60)	(55)
Net interest income	64	62	62	62	56
Total revenues net of interest expense	1,323	1,248	1,316	1,250	1,239
Provisions for losses	17	18	20	21	13
Total revenues net of interest expense after provisions for losses	1,306	1,230	1,296	1,229	1,226
Expenses
Marketing, promotion, rewards and cardmember services	200	172	180	196	213
Salaries and employee benefits and other operating expenses	544	519	614	519	526
Total	744	691	794	715	739
Pretax segment income	562	539	502	514	487
Income tax provision	190	182	178	182	163
Segment income	$372	$357	$324	$332	$324

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Global Card billed business (A)	$221.6	$211.2	$219.0	$207.7	$207.6

Global Network & Merchant Services:
Total segment assets	$19.8	$20.1	$17.8	$16.0	$16.7
Segment capital (B)	$2.2	$2.1	$2.0	$2.0	$2.0
Return on average segment capital (C)	67.4%	67.1%	66.3%	64.4%	61.5%
Return on average tangible segment capital (C)	74.9%	74.9%	74.3%	70.8%	66.5%

Global Network Services:
Card billed business	$31.3	$30.4	$31.4	$30.1	$29.3
Total cards-in-force (millions)	36.1	35.1	34.2	32.9	31.4

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)
	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
ROE

Net income	$5,022	$5,014	$4,935	$4,805	$4,663
Average shareholders' equity	$18,887	$18,525	$17,842	$17,277	$16,508
Return on average equity (A)	26.6%	27.1%	27.7%	27.8%	28.2%

Reconciliation of ROCE and ROTCE

Net income	$5,022	$5,014	$4,935	$4,805	$4,663
Earnings allocated to participating share awards and other	57	58	58	56	55
Net income attributable to common shareholders	$4,965	$4,956	$4,877	$4,749	$4,608

Average shareholders' equity	$18,887	$18,525	$17,842	$17,277	$16,508
Average common shareholders' equity	$18,887	$18,525	$17,842	$17,277	$16,508
Average goodwill and other intangibles	4,330	4,380	4,215	3,992	3,744
Average tangible common shareholders' equity	$14,557	$14,145	$13,627	$13,285	$12,764
Return on average common equity (A)	26.3%	26.8%	27.3%	27.5%	27.9%
Return on average tangible common equity (B)	34.1%	35.0%	35.8%	35.7%	36.1%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)
	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

U.S. Card Services
Segment income	$2,930	$2,877	$2,680	$2,653	$2,515
Average segment capital	$8,714	$8,508	$8,121	$7,762	$7,315
Average goodwill and other intangibles	403	414	425	436	446
Average tangible segment capital	$8,311	$8,094	$7,696	$7,326	$6,869
Return on average segment capital (A)	33.6%	33.8%	33.0%	34.2%	34.4%
Return on average tangible segment capital (A)	35.3%	35.5%	34.8%	36.2%	36.6%

International Card Services
Segment income	$748	$731	$723	$670	$593
Average segment capital	$2,936	$2,962	$2,797	$2,644	$2,464
Average goodwill and other intangibles	1,472	1,500	1,346	1,170	987
Average tangible segment capital	$1,464	$1,462	$1,451	$1,474	$1,477
Return on average segment capital (A)	25.5%	24.7%	25.8%	25.3%	24.1%
Return on average tangible segment capital (A)	51.1%	50.0%	49.8%	45.5%	40.1%

Global Commercial Services
Segment income	$773	$731	$738	$661	$614
Average segment capital	$3,661	$3,649	$3,619	$3,632	$3,628
Average goodwill and other intangibles	1,833	1,847	1,867	1,881	1,895
Average tangible segment capital	$1,828	$1,802	$1,752	$1,751	$1,733
Return on average segment capital (A)	21.1%	20.0%	20.4%	18.2%	16.9%
Return on average tangible segment capital (A)	42.3%	40.6%	42.1%	37.7%	35.4%

Global Network & Merchant Services
Segment income	$1,385	$1,337	$1,293	$1,228	$1,148
Average segment capital	$2,056	$1,993	$1,949	$1,908	$1,866
Average goodwill and other intangibles	207	209	209	174	140
Average tangible segment capital	$1,849	$1,784	$1,740	$1,734	$1,726
Return on average segment capital (A)	67.4%	67.1%	66.3%	64.4%	61.5%
Return on average tangible segment capital (A)	74.9%	74.9%	74.3%	70.8%	66.5%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011

Net interest income	$1,121	$1,133	$1,110	$1,113	$1,083

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$341	$364	$353	$356	$360

Interest income not attributable to the Company's cardmember loan portfolio	$(104)	$(109)	$(113)	$(113)	$(130)

Adjusted net interest income (A)	$1,358	$1,388	$1,350	$1,356	$1,313

Average loans (billions)	$60.6	$60.7	$59.9	$58.9	$58.5

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other	$(0.2)	$(0.2)	$-	$(0.1)	$(0.3)

Adjusted average loans (billions) (B)	$60.4	$60.5	$59.9	$58.8	$58.2

Net interest income divided by average loans (C)	7.4%	7.5%	7.4%	7.5%	7.4%
Net interest yield on cardmember loans (D)	9.0%	9.2%	8.9%	9.1%	9.0%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company’s cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)
	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011
USCS:
Net interest income	$1,112	$1,130	$1,101	$1,086	$1,025

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$51	$51	$58	$58	$58

Interest income not attributable to the Company's cardmember loan portfolio	$(2)	$(2)	$(3)	$(2)	$(3)

Adjusted net interest income (A)	$1,161	$1,179	$1,156	$1,142	$1,080

Average loans (billions)	$52.1	$51.9	$51.4	$50.2	$49.7

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans	$-	$-	$0.1	$-	$(0.2)

Adjusted average loans (billions) (B)	$52.1	$51.9	$51.5	$50.2	$49.5

Net interest income divided by average loans (C)	8.6%	8.8%	8.5%	8.6%	8.3%
Net interest yield on cardmember loans (D)	9.0%	9.1%	8.9%	9.0%	8.7%

ICS:
Net interest income	$178	$193	$178	$191	$209

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$26	$25	$27	$32	$34

Interest income not attributable to the Company's cardmember loan portfolio	$(7)	$(9)	$(11)	$(9)	$(10)

Adjusted net interest income (A)	$197	$209	$194	$214	$233

Average loans (billions)	$8.5	$8.8	$8.5	$8.7	$8.8

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other	$(0.2)	$(0.2)	$(0.1)	$(0.1)	$(0.1)

Adjusted average loans (billions) (B)	$8.3	$8.6	$8.4	$8.6	$8.7

Net interest income divided by average loans (C)	8.4%	8.8%	8.3%	8.7%	9.5%
Net interest yield on cardmember loans (D)	9.5%	9.8%	9.2%	9.9%	10.7%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company’s cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.